REVERSE STOCK SPLIT	12 Months Ended
Dec. 31, 2021
Reverse Stock Split
REVERSE STOCK SPLIT

NOTE 17. REVERSE STOCK SPLIT

On October 13, 2020, our board of directors approved a 5:1 reverse split of our ordinary shares, which began trading on a split adjusted basis on October 29, 2020. As a result of the reverse share split, each five (5) pre-split shares automatically combined into one (1) ordinary share without any action on the part of the holders, and the number of outstanding ordinary shares was be reduced from 32,022,685 to 6,406,146. No fractional shares will be issued as a result of the reverse share split. Shareholders who otherwise would be entitled to a fractional share because they hold a number of ordinary shares not evenly divisible by the one (1) for five (5) reverse split ratio, will automatically be entitled to receive an additional fractional share to round up to the next whole share.

On October 29, 2020, the Company effected a reverse stock split of its common stock, pursuant to which every FIVE (5) shares of common stock outstanding before the reverse split were converted into ONE (1) share of common stock after the reverse split. According to ASC 260-10-55-12 the computation of basic and diluted share and earnings per share amounts for all periods presented herein was adjusted retroactively to reflect the reverse split change as if it had occurred at the beginning of the year 2018.

Also, see Significant events Note 18.